The Texas Fund

Supplement dated July 29, 2016
To the Prospectus dated December 31, 2015

Effective July 29, 2016, Class C shares are closed and any Class C shareholder is converted to Class I shares.

The following information replaces in its entirety the information appearing under the heading “Fund Summary – Principal Investment Strategies” on page 2 of the Prospectus:

“The Fund will be invested across a broad market capitalization spectrum, including small, mid and large capitalization companies. The Sub-Adviser typically selects companies in which to invest by performing an initial market capitalization screening of $500 million or more. The Sub-Adviser controls for Fund risks by performing fundamental analyses of the initially screened companies. The Sub-Adviser analyzes factors such as financial conditions, industry position, and market and economic conditions and trends to select investments and make buy and sell decisions. Once the Sub-Adviser selects companies in which to invest, the Sub-Adviser initially equally weights the companies within each sector. The Sub-Adviser does not equally weight each sector within the Fund.”

The following information replaces in its entirety the information appearing under the heading “Fund Summary – Purchase and Sale of Fund Shares” on page 5 of the Prospectus:

“Generally, you may purchase or redeem Fund shares on any business day by mail (Monteagle Funds, 4520 Main Street, Suite 1425, Kansas City, MO 64111) or by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum investment for the Fund is $50,000 for Class I shares and there is no subsequent minimum investment. To open an Individual Retirement Account (IRA), contact the Transfer Agent at (888) 263-5593.”

The following information replaces in its entirety the information appearing under the heading “Your Account – General Information – Additional Fees for Certain Purchases of Shares – Classes of Shares” on page 10 of the Prospectus:

“The Fund offers Class I shares. Class I shares are available for purchase by all investors who meet the $50,000 minimum investment or any other qualification to purchase Class I shares.”

The heading “Your Account – General Information – Additional Fees for Certain Purchases of Shares – Class C Shares” and following paragraph on page 11 of the Prospectus is deleted.

The following information replaces in its entirety the information appearing under the heading “Buying Shares – Minimum Investments” on page 13 of the Prospectus:

“The minimum initial investment for the Fund is $50,000 for Class I shares. There is no minimum for additional investments. Management of the Fund may choose to waive the initial investment minimum.”

The following information replaces in its entirety the information appearing under the heading “More Information About the Fund – Additional Information About the Investment Objectives, Strategies and Risks” on page 26 of the Prospectus:

“The Sub-Adviser typically selects companies in which to invest by performing an initial market capitalization screen of $500 million or more. The Fund will be invested across a broad market capitalization spectrum, including small, mid and large capitalization companies. The Sub-Adviser controls for Fund risks by performing fundamental analyses of the initially screened companies. The Sub-Adviser analyzes factors such as financial conditions, industry position, and market and economic conditions and trends to select investments and make buy and sell decisions. Once the Sub-Adviser selects companies in which to invest, the Sub-Adviser initially equally weights the companies within each sector. This modification of weighting allows the Sub-Adviser to control exposure within each sector and may increase an investor’s exposure to small and mid-capitalization companies. The Sub-Adviser does not equally weight each sector within the Fund.”

The Texas Fund

Supplement dated July 29, 2016
To the Statement of Additional Information dated December 31, 2015

Effective July 29, 2016, Class C shares are closed and any Class C shareholder is converted to Class I shares.

The following information replaces in its entirety the information appearing under the heading “Additional Purchase and Redemption Information – Purchase and Redemption of Shares” on pages 32-33 of the Statement of Additional Information:

“Each Fund offers Class I shares. Class I Shares may be purchased by contacting the Transfer Agent at 1-888-263-5593 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

The minimum investment is $50,000 for Class I shares unless you invest using an Automatic Investment Plan. See the prospectuses for more information. Subject to the minimum investment amount, shares may also be purchased by exchange. Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals. See “Purchases Through Financial Institutions” below.

Class I shares of the Funds are offered to institutional investors and may be purchased by:

•	A bank, trust company or other type of depository institutions;

•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;

•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

•	Other qualified or non-qualified employee benefit plans, including pension, profit sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”: “Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the Monteagle Family of Funds exceeds $1,000,000;

•	Monteagle Trustees and their immediate family members, Fund Counsel and Monteagle officers, employees and their immediate family members, including parents, and siblings may also purchase Class I shares; and

•	Any person that meets the $50,000 minimum. The Funds reserve the right to change the criteria for investors eligible for Class I shares. Monteagle reserves the right to reimburse certain expenses of Class I shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.

ADDITIONAL PURCHASE INFORMATION

Class I shares of each Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class I shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Fund shares are normally issued for cash only. In the Adviser or Sub-adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established by fair valuation procedures).

All contributions into an IRA through an automatic investment plan are treated as IRA contributions made during the year the investment is received.”